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                                                                    EXHIBIT 10.2


            FIRST AMENDMENT AND SUPPLEMENT TO MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT


     THIS FIRST AMENDMENT AND SUPPLEMENT TO MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "AMENDMENT") is entered into as of the effective time and date hereinafter stated (the "EFFECTIVE DATE") by and between FLORES & RUCKS, INC., a Louisiana corporation whose address for notice hereunder is 8440 Jefferson Highway, Suite 420, Baton Rouge, Louisiana 70809 (the "MORTGAGOR"), and THE CHASE MANHATTAN BANK, a New York banking corporation with offices and banking quarters 270 Park Avenue, New York, New York 10017, as agent (in such capacity, "AGENT"), for the banks which are or become parties to the Credit Agreement (hereinafter defined) and their successors and assigns (each bank individually called "LENDER" and collectively called the "LENDERS", with the Agent acting on behalf of the Lenders hereunder referred to as "MORTGAGEE").

                                R E C I T A L S

     A. Mortgagor, Mortgagee (formerly known as The Chase Manhattan Bank, N.A.), and certain of the Lenders previously entered into a Credit Agreement dated as of December 7, 1994, as amended by First Amendment to Credit Agreement dated as of December 31, 1994 and Second Amendment to Credit Agreement dated as of August 14, 1996 (the "PRIOR CREDIT AGREEMENT").

     B. The Prior Credit Agreement is secured by, among other things, that certain Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of December 7, 1994 from Mortgagor to Mortgagee for the benefit of itself and the lenders signatory to the Prior Credit Agreement (the "MORTGAGE").

     C. The Mortgage was duly recorded as set forth in Schedule 1 attached hereto.

     D. Of even date herewith, Mortgagor, Mortgagee and the Lenders are entering into that certain Amended and Restated Credit Agreement (the "CREDIT AGREEMENT") which amends and restates the Prior Credit Agreement and the loans and indebtedness evidenced thereby in their entirety.

     E. Mortgagor and Mortgagee now desire to amend certain terms and provisions of the Mortgage and to supplement the Mortgage and Exhibit A thereto to subject to the lien and security interest of the Mortgage the additional properties described on Exhibit A-1 attached hereto.

     NOW, THEREFORE, in view of the foregoing, Mortgagor and Mortgagee do hereby agree as follows:

     1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage.

     2. All references in the Mortgage to "this Mortgage", as defined in the opening paragraph of the Mortgage shall mean the Mortgage as amended and supplemented hereby and as the same may from time to time be further amended or supplemented.

     3. All references in the Mortgage to "Exhibit A", "attached Exhibit A" or "Exhibit A hereto" shall mean Exhibit A to the Mortgage, as supplemented by Exhibit A-1 attached to this Amendment, and as the same may from time to time be further amended or supplemented and "Hydrocarbon Property", as
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defined in Section I(a) of the Mortgage, shall be deemed to include those oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibit A-1 attached to this Amendment.

     4. Section II(a)(i) and Section II(b) of the Mortgage are hereby amended to read as follows:

          "(i) Payment of and performance of any and all indebtedness, obligations and liabilities of Mortgagor pursuant to the Amended and Restated Credit Agreement dated as of March 27, 1997 among Mortgagor, Mortgagee and the Lenders (such Credit Agreement together with all amendments thereto called the "CREDIT AGREEMENT"), including without limitation, those certain promissory notes which are or may be executed by Mortgagor in the aggregate principal amount of $150,000,000 with final maturity on or before March 27, 2000 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "NOTES")."

          "(b) It is contemplated and acknowledged that the Indebtedness may include revolving credit loans and advances from time to time, and that this Mortgage shall have effect as of the date hereof to secure all Indebtedness, regardless of whether any amounts are advanced on the date hereof or on a later date or, whether having been advanced, are later repaid in part or in whole and further advances made at a later date. This Mortgage secures all future advances and obligations constituting Indebtedness. The total amount of obligations and advances secured hereby may decrease or increase from time to time, but at no time shall the total amount of obligations and advances secured hereby exceed the sum of $150,000,000.00"

     5.   Section III(c) is hereby amended to read as follows:

          "(c) This Mortgage is, and always will be kept, a direct first lien and security interest or privilege upon the Mortgaged Property, subject only to the Permitted Encumbrances; and subject only to the Permitted Encumbrances, Mortgagor will not create or suffer to be created or permit to exist any lien, security interest, privilege or charge prior or junior to or on a parity with the lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom. Mortgagor will, from time to time, pay or cause to be paid as they become due and payable all taxes, assessments and governmental charges lawfully levied or assessed upon the Mortgaged Property or any part thereof, or upon or arising from any of the rents, issues, revenues, profits and other income from the Mortgaged Property, or incident to or in connection with the production of Hydrocarbons or other minerals therefrom, or the operation and development thereof; provided, that the foregoing covenant shall be suspended so long as the amount, applicability or validity of any such charges is being diligently contested in good faith by appropriate proceedings and if Mortgagor shall have set up reserves therefor which are adequate under generally accepted accounting principles."

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     6.   Section VI is hereby amended to add the following new Section VI(l), which reads in its entirety as follows:

          "(l) Mortgagor acknowledges that the rights and responsibilities of Mortgagee under this Mortgage with respect to (i) any action taken by it,
     (ii) the exercise or non-exercise by it of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Mortgage, and (iii) the release or partial release of all or any portion of the Mortgaged Property from the lien, privilege and security of this Mortgage, shall, as between the Mortgagee and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Mortgagor and Mortgagee, as well as all public officials relying upon releases or termination statements executed by Mortgagee only, Mortgagee shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting; and Mortgagor and each such public official shall not be under any obligation, or entitlement, to make any inquiry respecting such authority."

     7. Mortgagor hereby confirms that it has heretofore mortgaged, affected, pledged and hypothecated, and granted a security interest to Mortgagee in, the Mortgaged Property; and Mortgagor further mortgages, affects, pledges and hypothecates and grants a security interest to Mortgagee in, the Mortgaged Property as supplemented by Exhibit A-1 attached hereto, to Mortgagee on its behalf and on behalf of the Lenders to secure the payment and performance of the Indebtedness, as amended hereby.

     8. Mortgagor hereby confirms that it has heretofore absolutely and unconditionally assigned, transferred and conveyed and does hereby absolutely and unconditionally assign, transfer and convey to Mortgagee, its successors and assigns, all of the Hydrocarbons and all products obtained or processed therefrom attributable to the Hydrocarbon Property, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements, all in accordance with Section V of the Mortgage as amended by this Amendment.

     9. Mortgagor hereby confirms and acknowledges that the Credit Agreement constitutes a modification, renewal and extension of its liabilities and debts represented by the Prior Credit Agreement. Mortgagor acknowledges and confirms that the Credit Agreement does not constitute or effect a novation of the Prior Credit Agreement.

     10. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Mortgage shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Mortgage are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Mortgage.

     11. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.


                          [SIGNATURES BEGIN NEXT PAGE]

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     THUS DONE AND PASSED this ___ day of March, 1997 to be effective on and as of the 27th day of March, 1997 (the "EFFECTIVE DATE") in my presence and in the presence of the undersigned witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

                                    MORTGAGOR:

WITNESSES:                          FLORES & RUCKS, INC.



_____________________________       By:____________________________________
Name:                                  Robert L. Belk
                                       Senior Vice President and Chief Financial
Officer
_____________________________
Name:
                                    ATTEST:


                                    By:____________________________________
[SEAL]                                 Robert K. Reeves
                                       Secretary



                     _____________________________________
                         Notary Public in and for the
                                State of Texas

                            My Commission expires:

                     _____________________________________

                                       4
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     THUS DONE AND PASSED this ___ day of March, 1997 to be effective on and as of the 27th day of March, 1997 (the "EFFECTIVE DATE") in my presence and in the presence of the undersigned witnesses who hereunto sign their names with Mortgagee and me, Notary, after reading of the whole.

                                    MORTGAGEE:

WITNESSES:                          THE CHASE MANHATTAN BANK



_____________________________       By:_________________________________
Name:                               Name:
                                    Title:
_____________________________
Name:



                     _____________________________________
                         Notary Public in and for the
                               State of New York

                            My Commission expires:

                     _____________________________________

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